Demand Promissory Note

US$ 825,000.00 (Face Value or Principal)            Note Date: January 3, 2011

For value received, the undersigned CTI Group (Holdings) Inc. (“Borrower”), 333 N. Alabama Street; Suite 240 Indianapolis, IN 46204, promises to pay to the order of Fairford Holdings, Ltd. (“Lender”), ON DEMAND, at such place as the holder hereof shall designate, the sum of US$825,000.00, with interest on unpaid principal at the rate of four percent (4%) per annum (the “Margin”) above LIBOR (as hereinafter defined) with interest calculated from the Note Date;

For purposes of this Note, “LIBOR” shall mean the London Interbank Offered Rate, representing the rate of interest per annum for the “1 month LIBOR rate” quoted on www.bankrate.com or “1-month” LIBOR rate for the respective month quoted on http://www.wsjprimerate.us/libor/libor—rates—history.htm . Accrued interest is to be calculated periodically using the LIBOR rate through the date of demand for payment and the end of each respective month on such unpaid principal outstanding.

Any payments on this Note shall first be applied against legal or collection costs until paid in full, as then may be due, and then against outstanding interest until paid in full, as then may be due, and finally applied to the outstanding principal balance.

1.  Prepayment.  The Borrower reserves the right to prepay this Note (in whole or in part) with no prepayment penalty.

2.  Collection Costs, Attorney’s Fees, and Late Charge.  If any payment obligation under this Note is not paid when due, the Borrower promises to pay all costs of collection, including reasonable attorney fees, whether or not a lawsuit is commenced as part of the collection process, without protest of any kind, legal or otherwise.  If the note remains unpaid for an additional 30 days after Lender gives demand, the Borrower shall be required to pay a 5% late charge based on the principal still remaining due on the Note at that time.

3.  Default Events.  If any of the following events of default occur, this Note and any other obligations of the Borrower to the Lender, shall become due immediately, without demand or notice:

a)  failure of the Borrower to pay the principal and any accrued interest in full on or before the Due Date;

b)    filing of bankruptcy proceedings involving the Borrower as a Debtor;

c)    application for the appointment of a receiver for the Borrower;

d)    making of a general assignment for the benefit of the Borrower’s creditors;

e) insolvency of the Borrower;

f) a misrepresentation by the Borrower to the Lender for the purpose of obtaining or extending credit.

4.  Borrower Waivers.  Borrower waives presentment for payment, protest, and notice of protest and nonpayment of this Note.

5.  Additional Lender Rights. The delay in enforcing any right of the Lender under this Note, or assignment by Lender of this Note shall affect the liability or the obligations of the Borrower.  All rights of the Lender under this Note are cumulative and may be exercised concurrently or consecutively at the Lender’s option.

6.  Notices.

Any notice required by this Note or given in connection with it, shall be via e-mail and shall be given to the appropriate party.

If to the Borrower: John Birbeck – email address: jbirbeck@ctigroup.com and Fred Hanuschek – email address: fhanuschek@ctigroup.com

If to the Lender: Bengt Dahl – email address: juvenis@telia.com.

7.  No Waiver.

The waiver or failure of Lender to exercise in any respect any right provided in this Note shall not be deemed a waiver of any other right or remedy to which the Lender may be entitled.

8.  Entirety of Note.

No change can be made to this Note other than in writing and signed by Borrower and Lender.

9.  Governing Law.

This Note shall be construed and enforced according to the laws of the State of Delaware and any dispute under this Note must be brought in this venue and no other. This Note shall be deemed to be effective the later date identified under Signature, Section 11.

10.  Severability.

If any term of this Note is held by a court of competent jurisdiction to be invalid or unenforceable, then this Note, including all of the remaining terms, will remain in full force and effect as if such invalid or unenforceable term had never been included.

11. Signature

In Witness whereof, the Borrower has executed this Note as of the date first written above.
/s/ John Birbeck—1/20/2011

John Birbeck	Date

CTI Group (Holdings) Inc

Borrower

Acknowledged and Agreed Terms of Note

/s/Bengt Dahl—

Bengt Dahl Date Fairford Holdings Ltd Lender